UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Polaris Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
POLARIS INC
2025 Annual Meeting Vote by April 30, 2025 11:59 PM ET. For shares held in a Plan, vote by April 28, 2025 11:59 PM ET.

ATTN: JC WEIGELT POLARIS INC. 2100 HIGHWAY 55 MEDINA, MN 55340

V64757-P24557

You invested in POLARIS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 1, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 1, 2025 9:00 AM CT Virtually at: www.virtualshareholdermeeting.com/PII2025

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election of three Class I directors for three-year terms ending 2028
Nominees

1a.	Bernd F. Kessler	For
1b.	Lawrence D. Kingsley	For
1c.	Gwynne E. Shotwell	For
2.	Advisory vote to approve the compensation of the Company’s Named Executive Officers	For
3.	Adoption of Amended and Restated Certificate of Incorporation	For
4.	Ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm for fiscal 2025	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V64758-P24557